UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2026

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301
(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 13, 2026, United Bankshares, Inc. (“United” or the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). At the Meeting, shareholders voted on the following three matters outlined in the Company’s Proxy Statement: (1) to elect fourteen (14) persons to serve as directors of the Company for a one-year term expiring at the 2027 Annual Meeting; (2) to ratify the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2026; and (3) to approve, on an advisory basis, the compensation of United’s named executive officers. The matters are described in detail in the Proxy Statement mailed to shareholders on or about April 1, 2026. The shareholders elected each of the fourteen (14) persons listed below as directors of the Company for a one-year term expiring at the 2027 Annual Meeting; ratified the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2026; and approved, on an advisory basis, the compensation of United’s named executive officers. The voting results for the matters appear below.

Proposal 1. Election of Directors:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Votes Uncast
Richard M. Adams	101,776,402	3,263,939	—	17,740,845	41,615
Richard M. Adams, Jr.	103,197,469	1,842,872	—	17,740,845	41,615
Charles L. Capito, Jr.	104,648,915	391,426	—	17,740,845	41,615
Peter A. Converse	101,924,359	3,115,982	—	17,740,845	41,615
Dr. Sara DuMond	104,650,248	390,093	—	17,740,845	41,615
Michael P. Fitzgerald	101,975,626	3,064,715	—	17,740,845	41,615
Dr. Patrice A. Harris	102,337,206	2,703,135	—	17,740,845	41,615
Diana Lewis Jackson	104,699,097	341,244	—	17,740,845	41,615
Mark R. Nesselroad	100,767,717	4,272,624	—	17,740,845	41,615
Lacy I. Rice, III	104,721,468	318,873	—	17,740,845	41,615
Albert H. Small, Jr.	104,723,305	317,036	—	17,740,845	41,615
Mary K. Weddle	101,176,608	3,863,733	—	17,740,845	41,615
Gary G. White	100,737,051	4,303,290	—	17,740,845	41,615
P. Clinton Winter	98,714,925	6,325,416	—	17,740,845	41,615

Proposal 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
118,925,575	3,680,997	216,229	—	—

Proposal 3. Approval, on an advisory basis, the compensation of United’s named executive officers:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
100,970,987	3,536,801	574,168	17,740,845	—

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: May 18, 2026	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer